UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 11, 2010
FINANCIAL ENGINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001- 34636	94-3250323

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1804 Embarcadero Road
Palo Alto, California	94303

(Address of principal executive offices)	(Zip Code)
                  (650) 565-4900
(Registrant’s telephone number,
including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On May 11, 2010, Financial Engines, Inc. (“Financial Engines”) issued a press release regarding Financial Engines’ financial results for its first fiscal quarter ended March 31, 2010. The full text of Financial Engines’ press release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 11, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: May 11, 2010

FINANCIAL ENGINES, INC.
By:	/s/ Raymond J. Sims
Raymond J. Sims
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 11, 2010.